Global Beta Smart Income ETF (Ticker: GBDV)
 (the “Fund”),
a series of Global Beta ETF Trust

Supplement dated July 1, 2020 to the Fund’s currently effective
Summary Prospectus, dated January 13, 2020, as supplemented

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus for the Fund.

The following information replaces in its entirety the first paragraph of the section of the Fund’s Prospectus entitled “Fund Summary—Principal Investment Strategies”:

The Fund seeks to track the performance (before fees and expenses) of the Target Index.  The Target Index is comprised of equity securities of U.S. companies in the highest quintile of the average twelve month trailing dividend yield over each of the prior four quarters in the S&P 900, and that rank in the top half of their respective Global Industry Classification Standard (GICS®) sector classification.  The constituent securities of the Target Index are weighted based on their revenue, with each individual index constituent capped at 4.5% at each quarterly rebalance.  Any company that has cut or suspended its dividend will be removed from the Target Index at the next quarterly rebalance and will be ineligible for inclusion in the Target Index until it increases or reinstitutes its dividend.  In the event that the cut/suspension results in a dividend that, when annualized, would result in a dividend yield below 3.5%, the company will be removed promptly from the Target Index.  In addition, index constituents from the energy sector, as classified by GICS®, are capped at 3% in the aggregate in the Target Index at each quarterly rebalance when the price of crude oil, as defined by Crude Oil WTI futures (ticker:  CL00), is below its 30 day moving average. As of November 29, 2019, the Target Index was comprised of 83 securities.

Investors should retain this supplement for future reference.